Exhibit 99.1 Chart Industries, Inc. Investor Presentation February 2019 © 2019 Chart Industries, Inc. Confidential and Proprietary © 2019 Chart Industries, Inc. Confidential and Proprietary

Forward Looking Statements Certain statements made in this news release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company’s business plans, including statements regarding the recent VRV acquisition, cost synergies and efficiency savings, objectives, future orders, revenues, margins, earnings or performance, liquidity and cash flow, capital expenditures, business trends, and other information that is not historical in nature. Forward- looking statements may be identified by terminology such as "may," "will," "should," "could," "expects," "anticipates," "believes," "projects," "forecasts," “outlook,” “guidance,” "continue," or the negative of such terms or comparable terminology. Forward-looking statements contained in this presentation or in other statements made by the Company are made based on management's expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the Company's control, that could cause the Company's actual results to differ materially from those matters expressed or implied by forward-looking statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include: those found in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully; and Chart’s ability to successfully integrate VRV, and achieve anticipated revenue, earnings and accretion. The Company undertakes no obligation to update or revise any forward-looking statement. Chart is a leading diversified global manufacturer of highly engineered equipment for the industrial gas, energy, and biomedical industries. The majority of Chart's products are used throughout the liquid gas supply chain for purification, liquefaction, distribution, storage and end-use applications, a large portion of which are energy- related. Chart has domestic operations located across the United States and an international presence in Asia, Australia, Europe and Latin America. For more information, visit: http://www.chartindustries.com. 1 © 2019 Chart Industries, Inc. Confidential and Proprietary

Leading Supplier of Mission Critical Equipment 1 Energy & Chemical 2 Distribution & Storage ▪ ▪ Supply Brazed Aluminum Heat Exchangers (BAHX), Offer a complete portfolio of cryogenic distribution and Air Cooled Heat Exchangers (ACHX) and Cold storage equipment Boxes ▪ Spearhead innovation in cryogenic packaged gas and ▪ Provide integrated systems and aftermarket services MicroBulk systems for gas processing, LNG and petrochemical ▪ Excel with over 20 years of experience in LNG applications applications ▪ Lead in technological advancements ▪ Set the standard for storage of biological materials at low temperatures 2 © 2019 Chart Industries, Inc. Confidential and Proprietary

December 31, 2018 Backlog Chart Industries1,2,3 Energy & Chemicals2,3 2016 $326 2016 $100 2017 $446 2017 $211 2018 $568 , +27% 2018 $253 , +20% +9% ex VRV +1% ex VRV Distribution & Storage East3 Distribution & Storage West 2016 $112 2016 $114 2017 $117 2017 $119 2018 $185 , +59% 2018 $130 , 9% +22% ex VRV 1. All results reflect Continuing Operations 2. 2016 excludes Hudson (acquired Sept 2017) 3. Includes VRV backlog of $81.6 (E&C: $39.3, D&S East: $42.3) as of December 31, 2018 3 © 2019 Chart Industries, Inc. Confidential and Proprietary

Base Business Growth Levers 2018 by Segment Growth Areas 2019 Expectation • Big LNG (+$500M) E&C • Petrochemical E&C 2018 Sales: $390M • Fans Organic Sales + 8 - 12% 2018 Gross Margin: 23.4% • ACHX Gross Margin +50 - 100 bps • Repair and Service • IMO 2020 / Marine D&S East • Leveraging VRV D&S East 2018 Sales: $246M • Over the road LNG trucking / LNG Organic Sales + 5 - 7% fueling systems 2018 Gross Margin: 21.3% Gross Margin +100 - 150 bps • China growth in LNG and IG • Industrial gas core customers / LTAs D&S West • Specialty markets D&S West 2018 Sales: $456M • Food & beverage Organic Sales + 5 - 7% 2018 Gross Margin: 35.3% • Cannabis Gross Margin +100 - 125 bps • Space launch 4 © 2019 Chart Industries, Inc. Confidential and Proprietary

Where do we play in LNG? *Source: Scotia Howard Weil 5 © 2019 Chart Industries, Inc. Confidential and Proprietary

LNG Supply / Demand Demand forecast to 2025 Supply/Demand Deficit Forecast Source: Wood Mackenzie; 2018 World LNG Report, published by IGU and HIS Market; Scotia Howard Weil estimates. • Current buildout cycle serving upcoming 2022-2023 supply-demand deficit • Expect ~100 MTPA of related orders in 2019 into the market Source: Evercore 6 © 2019 Chart Industries, Inc. Confidential and Proprietary

Big LNG Order Opportunities: 2019

Number	Project	Chart Customer	Operator	Size	Chart Content	Expected Timing of Chart orders
1	Calcasieu Pass	BHGE	Venture Global	10 MTPA	18 cold boxes, BAHX	Throughout 2019
2	Driftwood	Bechtel	Tellurian	27 MTPA	IPSMR, cold boxes, BAHX, ACHX	Q2/Q3 2019 for 1st phase
3	Gimi (Tortue)	Black & Veatch	Golar	3.75 MTPA	4x Cold boxes, BAHX	1H 2019
4	Magnolia	LNG Ltd	LNG Ltd	8 MTPA	Cold boxes, BAHX, core-in kettles	1H 2019
5	Corpus Christi Stage Three	KBR	Cheniere	9.5 MTPA	IPSMR, cold boxes, BAHX, ACHX	2H 2019 -1H 2020
6	Pointe LNG	EPC TBD	Pointe LNG	6 MTPA	IPSMR, cold boxes, BAHX, ACHX	2020
7	FL small scale LNG Expansion	EPC TBD	Confidential	250,000 gpd	C250N, Cold boxes, BAHX, ACHX	2H 2019
8	FL ssLNG	EPC TBD	Confidential	500,000 gpd	C500 IPSMR, cold boxes, BAHX, ACHX, tanks	2H2019-1H 2020
9	SE Asia LNG (+expansion)	EPC TBD	Confidential	3 MTPA (+8MTPA expansion)	IPSMR, cold boxes, BAHX, ACHX	2H 2019-1H 2020
10	Liquefaction and distribution project	Black & Veatch	Confidential	Confidential	BAHX, loadout systems, coolers and trailers	2H 2019

- Includes Hudson content where applicable
- Does not include full list of project opportunities
- Opportunities represent possible large projects based on current status of discussions with customers. Ultimate realization of these projects depends upon status of project and on the execution / delivery of definite documentation with customers.

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© 2019 Chart Industries, Inc. Confidential and Proprietary

M&A: A Way to Accelerate Growth Acquisition Criteria: Prioritize Key Market Opportunities: ▪ Strong level of strategic fit SERVICE & ▪ TEMPERATURE High degree of leveragability REPAIR EXPANSION (specific and attainable BUILDOUT synergies) ▪ Proven growth and profitability ▪ Reasonable price expectations CRYOGENIC ▪ Management bench strength PUMPS / FANS MARINE ▪ Ownership that’s willing TECH to assist in the transition EXPANSION 8 © 2019 Chart Industries, Inc. Confidential and Proprietary

Focused Gas to Liquids Offerings

CHART
Innovation. Experience. Performance.

Industrial Gas

Exploration, Production & Pipeline	Treatment	Processing/ Liquefaction	Transportation	Storage	Re-gasification	Lifecycle Services	Value Proposition/ Application
		ACHX	Orca Microbulk	Engineered Tanks	Ambient Vaporizers	Installation & Startup	N2 Dosing
		Cold Boxes	Trailers	Standard Bulk	Powered Vaporizers	Support & Training	GeN2
		BAHX	Rail Cars	Specialty Bulk		Process Optimization	CO2 Beverage
		Breech lock	ISO Containers	VJ Pipe		Shop Repair/Refub	Packaged Gas Cyl
		Engineered Tanks	Stainless Stl Shippers	Stainless Freezers			Dewars & Filling Syst
		VJ Pipe	Aluminum Shippers	Valves			Engineered Systems
		Valves	Valves				Lifescience Storage
							Al Storage

Energy

Exploration, Production & Pipeline	Treatment	Processing/ Liquefaction	Transportation	Storage	Re-gasification	Lifecycle Services	Value Proposition/ Application
ACHX (Oil & Gas Offshore)	ACHX (Oil Refining & PetroChem)	ACHX (Oil Refining & PetroChem)	Trailers	Standard Bulk	Ambient Vaporizers	Installation & Startup	IPMSR & Licensing
Shell & Tube HX	NRUs	Cold Boxes	Rail Cars	Engineered Tanks	Powered Vaporizers	Support & Training	On-Vehicle Tanks
	BAHX	BAHX	ISO Containers	Valves	ACHX (Power)	Process Optimization	Tender Cars
	Shell & Tube HX	Shell & Tube HX			Fans		Fueling Stations
		Reactors & Pressure Vessels					
		Engineered Tanks					
		VJ Pipe					
		Valves					

E&C D&S West & East

New with VRV acquisition

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© 2019 Chart Industries, Inc. Confidential and Proprietary

Capital Allocation Strategy Organic growth initiatives ▪ Expect $250M Free Cash Flow1 over the next 3 years Deleverage ▪ Long-term leverage target of 2x – 3x ▪ M&A Capital allocated to position the company for growth and maintain a Direct shareholder return strong balance sheet (when/if appropriate) Focused on long-term shareholder value creation 1) “Free Cash Flow” is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative to net cash provided by (used in) operating activities in accordance with U.S. GAAP. The Company believes this figure is of interest to investors and facilitates useful period to period comparisons of the Company’s operating results. 10 © 2019 Chart Industries, Inc. Confidential and Proprietary

2019 Guidance FY 2018 Results Prior FY 2019 Guidance Full Year 2019 Sales Sales Sales $1.08B $1.24B - $1.30B $1.26B - $1.31B 28.6% growth 16% - 18% growth 17% - 22% growth 13.4% organic growth 6% - 7% organic growth 7%-9% organic growth Adjusted EPS Adjusted EPS Adjusted EPS $2.02 $2.40 - $2.75 $2.50 - $2.85 Assumes 22-23% full year tax rate Assumes 22-23% full year tax rate Excludes large LNG related revenue Excludes large LNG related revenue Includes full year of VRV, s.p.a. Includes full year of VRV, s.p.a. Capital Expenditures Capital Expenditures Capital Expenditures $36M $30M - $40M $35M - $40M 11 © 2019 Chart Industries, Inc. Confidential and Proprietary

2021 Financial Targets ~ 40+% 700bps 21% Revenue Growth to $1.7B Operating Margin Expansion to ~17% of Sales from Aftermarket from 13% ▪ Leading Positions Across the Portfolio ▪ Well-Balanced Portfolio of Long-Cycle and Short-Cycle Products ▪ Consistent Growth in Operating Income, EPS and FCF Predictable, Disciplined and Profitable Growth 12 © 2019 Chart Industries, Inc. Confidential and Proprietary

Chart Investment Highlights Leading diversified industrial global manufacturer with diverse Operate in attractive, growing and broad product offering markets Innovative technical expertise Cross-operating segment scale and and reputation collaboration Longstanding relationships with Industry leading global industry leading and global manufacturing capability customers 13 © 2019 Chart Industries, Inc. Confidential and Proprietary

Appendix © 2019 Chart Industries, Inc. Confidential and Proprietary © 2019 Chart Industries, Inc. Confidential and Proprietary

Financial Results by Segment

Innovation. Experience. Performance.®

Energy & Chemicals $M	Q1 2017	Q2 2017	Q3 2017	Q4 2017	FY 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2018
Sales	$39.9	$40.0	$46.6	$99.1	$225.6	$89.9	$100.8	$98.1	$101.7	$390.5
Gross Margin	8.4	5.4	8.6	22.7	45.1	19.4	21.3	26.9	21.6	89.2
GM %	21.1%	13.5%	18.5%	22.9%	20.0%	21.6%	21.1%	27.4%	21.2%	23.4%
SG&A	7.8	7.4	7.4	11.7	34.3	12.6	11.7	11.3	12.5	48.1
% / Sales	19.5%	18.5%	15.9%	11.8%	15.2%	14.0%	11.6%	11.5%	12.3%	12.3%
Operating Income	$(0.2)	$(2.5)	$0.3	$7.5	$5.1	$2.8	$5.9	$12.1	$4.7	$25.5
% / Sales	-0.5%	-6.3%	0.6%	7.6%	2.3%	3.1%	5.9%	12.3%	4.6%	6.5%

Distribution & Storage Western Hemisphere $M	Q1 2017	Q2 2017	Q3 2017	Q4 2017	FY 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2018
Sales	$91.1	$104.9	$99.6	$105.0	$400.6	$100.6	$117.6	$119.0	$118.3	$455.5
Gross Margin	32.2	36.1	37.0	36.6	141.9	36.1	38.2	44.7	37.8	156.8
GM %	35.3%	34.4%	37.1%	34.9%	35.4%	35.9%	32.5%	37.6%	32.0%	35.3%
SG&A	13.9	12.5	13.0	12.6	52.0	12.7	13.4	11.6	13.3	51.0
% / Sales	15.3%	11.9%	13.1%	12.0%	13.0%	12.6%	11.4%	9.7%	11.2%	11.2%
Operating Income	$17.0	$22.2	$23.1	$22.9	$85.2	$22.2	$23.6	$31.9	$23.5	$101.2
% / Sales	18.7%	21.2%	23.2%	21.8%	21.3%	22.1%	20.1%	26.8%	19.9%	22.2%

Distribution & Storage Eastern Hemisphere $M	Q1 2017	Q2 2017	Q3 2017	Q4 2017	FY 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2018
Sales	$45.2	$58.3	$63.2	$65.5	$232.2	$55.1	$62.4	$56.8	$72.0	$246.3
Gross Margin	9.1	11.6	13.7	13.9	48.3	11.8	14.1	11.2	15.3	52.4
GM %	20.1%	19.9%	21.7%	21.2%	20.8%	21.4%	22.6%	19.7%	21.3%	21.3%
SG&A	6.4	7.8	7.8	11.0	33.0	7.8	7.3	7.7	8.8	31.6
% / Sales	14.2%	13.4%	12.3%	16.8%	14.2%	14.2%	11.7%	13.6%	12.2%	12.8%
Operating Income	$2.5	$3.7	$5.6	$2.4	$14.2	$3.6	$6.6	$3.3	$5.8	$19.3
% / Sales	5.5%	6.3%	8.9%	3.7%	6.1%	6.5%	10.6%	5.8%	8.1%	7.8%

Chart Industries - Total $M	Q1 2017	Q2 2017	Q3 2017	Q4 2017	FY 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2018
Sales	$171.0	$199.8	$202.7	$269.4	$842.9	$244.1	$277.9	$272.2	$290.1	$1,084.3
Gross Margin	48.3	52.3	57.9	73.1	231.6	66.9	72.8	82.3	73.9	295.9
GM %	28.2%	26.2%	28.6%	27.1%	27.5%	27.4%	26.2%	30.2%	25.5%	27.3%
SG&A	44.1	41.7	48.1	47.0	180.9	46.6	48.1	45.8	41.4	181.9
% / Sales	25.8%	20.9%	23.7%	17.4%	21.5%	19.1%	17.3%	16.8%	14.3%	16.8%
Operating Income	$1.8	$8.6	$7.2	$20.9	$38.5	$15.0	$19.3	$31.5	$26.3	$92.1
% / Sales	1.1%	4.3%	3.6%	7.8%	4.6%	6.0%	7.1%	11.6%	9.1%	8.5%

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© 2019 Chart Industries, Inc. Confidential and Proprietary

www.chartindustries.com © 2019 Chart Industries, Inc. Confidential and Proprietary © 2019 Chart Industries, Inc. Confidential and Proprietary